UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2014

National Holdings Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12629	36-4128138
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

410 Park Avenue, 14th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 417-8000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 6, 2014, (1) National Holdings Corporation (the “Company”) and Mark D. Klein entered into an amendment (the “Klein Amendment”) to Mr. Klein’s Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated June 7, 2013 (the “Klein Employment Agreement”); and (ii) the Company and Robert B. Fagenson entered into an amendment (the “Fagenson Amendment” and together with the Klein Amendment, the “Amendments”) to Mr. Fagenson’s Co-Executive Chairman Compensation Plan, dated June 20, 2013 (the “Fagenson Employment Agreement”). Pursuant to the Amendments, among other things, from June 6, 2014 to November 15, 2014, the executive committee (the “Executive Committee”) of the board of directors (the “Board”) of the Company will be comprised of Mark Klein, Robert Fagenson and Mark Goldwasser and Mr. Goldwasser’s service on the Executive Committee will automatically expire on November 15, 2014 or his earlier termination of his employment with the Company for any reason, without any further action of the Board. Additionally, pursuant to the Amendments, the appointment of Mr, Goldwasser to the Executive Committee after November 15, 2014 without the prior written consent of Messrs. Klein and Fagenson will be deemed a material breach of each of the Klein Employment Agreement and the Fagenson Employment Agreement, as the case may be, and will not be subject to cure under each of those agreements.

The foregoing summaries of the Amendments are qualified in their entirety by reference to the full text of the Amendments, copies of which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits:

	10.1	Amendment to Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated June 6, 2014, between National Holdings Corporation and Mark D. Klein.

10.2	Amendment to Co-Executive Chairman Compensation Plan, dated June 6, 2014, between National Holdings Corporation and Robert B. Fagenson.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Holdings Corporation (Registrant)

Date: June 6, 2014	By:	/s/ Mark Klein
Mark Klein
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Co-Executive Chairman and Chief Executive Officer Compensation Plan, dated June 6, 2014, between National Holdings Corporation and Mark D. Klein.

10.2	Amendment to Co-Executive Chairman Compensation Plan, dated June 6, 2014, between National Holdings Corporation and Robert B. Fagenson.